EXHIBIT 99A3

                        NOTICE OF GUARANTEED DELIVERY
                           TO TENDER COMMON STOCK
                                     OF
                         INTELLIGENT CONTROLS, INC.

      The below form or a form substantially equivalent to that set forth below must be used to accept the Offer (as defined below) if a shareholder's stock certificates are not immediately available or the procedures for book-entry transfer cannot be completed on a timely basis or time will not permit the Letter of Transmittal and other required documents to reach the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase (as defined below)). Such form may be delivered by hand or mail, or transmitted by facsimile transmission to the Depositary. See
Section 2 of the Offer to Purchase.

                                 DEPOSITARY:
                   AMERICAN STOCK TRANSFER & TRUST COMPANY

                                                 Facsimile Transmission
                By Mail:                   (For Eligible Institutions Only):
     By Hand or Overnight Delivery:                 (718) 234-5001

        American Stock Transfer                 American Stock Transfer
            & Trust Company                         & Trust Company
            40 Wall Street                  Confirm Facsimile by Telephone:
          New York, NY  10005                       (718) 921-8200

      DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN TO ONE OF THOSE SHOWN ABOVE OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

      The undersigned hereby tender to INTELLIGENT CONTROLS, INC. (the "Company") upon the terms and conditions set forth in its Offer to Purchase dated March 30, 1998 (the "Offer to Purchase"), and the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares specified below, pursuant to the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase.

                     NUMBER OF SHARES TENDERED:_________

Name(s) of Record Holder(s):        Stock Certificate Nos. (if available)

---------------------------------   ----------------------------------------
---------------------------------   ----------------------------------------
       (Please type or print)

Address(es)                         If Shares will be delivered by book-
                                    entry transfer, check applicable box:
---------------------------------   [ ]  The Depository Trust Company
---------------------------------   [ ]  Midwest Securities Trust Company
Zip Code ------------------------   [ ]  Philadelphia Depository Trust Company

Area Code and Telephone Number:

---------------------------------
Account Number  _________________

Dated:  ___________________, 1998

---------------------------------

---------------------------------

---------------------------------
          (Signature(s))


                            GUARANTEE OF DELIVERY

      The undersigned, a member firm of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office, branch or agency in the United States, guarantees (i) that the above-named person(s) "own(s)" the Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934 and (ii) that it will deliver to the Depositary certificates for the Shares tendered hereby in proper form for transfer, or confirmation of book-entry transfer of such Shares into the Depositary's account at The Depository Trust Company, the Midwest Securities Trust Company or the Philadelphia Depository Trust Company, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees, and any other documents required by the Letter of Transmittal, within five trading days after the date of receipt of this Notice of Guaranteed Delivery by the Depositary.


                                   Firm:_________________________________


                                   Sign Here:____________________________
                                                (Authorized Signature)

Dated: _________________, 1998     Name:_________________________________
                                              (Please Type or Print)

                                   ______________________________________
                                      (Area Code and Telephone Number)

                                   ______________________________________
                                      (Address)             (Zip Code)


      DO NOT SEND STOCK CERTIFICATES WITH THIS FORM. STOCK CERTIFICATES ARE TO BE DELIVERED WITH A LETTER OF TRANSMITTAL.